UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of Earliest Event Reported: November 19, 2004
                           Commission File No. 1-8968



                         ANADARKO PETROLEUM CORPORATION
            1201 Lake Robbins Drive, The Woodlands, Texas 77380-1046
                                 (832) 636-1000

  Incorporated in the                      Employer Identification
   State of Delaware                           No. 76-0146568

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Item 7.01  Regulation FD Disclosure

On November 19, 2004, Anadarko announced its 2005 budget. This information is contained in the press release included in this report as Exhibit 99.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits

     99  Anadarko Press Release, dated November 19, 2004

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

                                       ANADARKO PETROLEUM CORPORATION
                                                (Registrant)

November 19, 2004          By:            /s/ Diane L. Dickey
                           ---------------------------------------------------
                               Diane L. Dickey - Vice President and Controller